                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an application to determine eligibility of a Trustee pursuant to section 305(b)(2)

                               NATIONAL CITY BANK
               (Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                  1900 East Ninth Street
                  Cleveland, Ohio                       44114
                  (Address of principal executive     (zip code)
                  offices)

                  David L. Zoeller
                  Senior Vice President and General Counsel
                  National City Corporation
                  1900 East Ninth Street
                  Cleveland, Ohio 44114
                  (216) 575-9313
                  (Name, address and telephone number of agent for service)

                                   ----------
                                MANOR CARE, INC.
               (Exact name of obligor as specified in its charter)

                  DELAWARE                                       34-1687107
         (State or other jurisdiction of                      (I.R.S. Employer
          incorporation or organization)                     Identification No.)

          333 N. Summit Street
          Toledo, Ohio                                           43604-2617
         (Address of principal executive offices)                (Zip Code)

                    2.125% Convertible Senior Notes due 2023
                       (Title of the Indenture securities)

                       TABLE OF ADDITIONAL CO-REGISTRANTS

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
AMERICAN HOSPITAL BUILDING CORPORATION                     Delaware             52-0985621            8051
----------------------------------------------------------------------------------------------------------------
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.        Illinois             53-1352950            8051
----------------------------------------------------------------------------------------------------------------
AMERICANA HEALTHCARE CORPORATION OF GEORGIA                 Georgia             37-1087694            8051
--------------------------------------------------- --------------------------------------------- --------------
AMERICANA HEALTHCARE CORPORATION OF NAPLES                  Florida             37-1087695            8051
----------------------------------------------------------------------------------------------------------------
ANCILLARY SERVICES MANAGEMENT, INC.                          Ohio               34-163874             5999
----------------------------------------------------------------------------------------------------------------
ANCILLARY SERVICES, LLC                                    Delaware             52-2166500            8049
----------------------------------------------------------------------------------------------------------------
ANNANDALE ARDEN, LLC                                       Delaware             52-2111069            8059
----------------------------------------------------------------------------------------------------------------
BAILY NURSING HOME, INC.                                 Pennsylvania           23-1674218            8051
----------------------------------------------------------------------------------------------------------------
BAINBRIDGE ARDEN, LLC                                      Delaware             52-2098028             N/A
----------------------------------------------------------------------------------------------------------------
BATH ARDEN, LLC                                            Delaware             52-2099206             N/A
----------------------------------------------------------------------------------------------------------------
BINGHAM FARMS ARDEN, LLC                                   Delaware             52-2106495             N/A
----------------------------------------------------------------------------------------------------------------
BIRCHWOOD MANOR, INC.                                      Michigan             38-1719951            8051
----------------------------------------------------------------------------------------------------------------
BLUE RIDGE REHABILITATION SERVICES, INC.                   Virginia             54-1508699            8049
----------------------------------------------------------------------------------------------------------------
BOOTH LIMITED PARTNERSHIP                                   Florida             37-1080797            8059
----------------------------------------------------------------------------------------------------------------
CANTERBURY VILLAGE, INC.                                   Michigan             38-2032536            8051
----------------------------------------------------------------------------------------------------------------
CHARLES MANOR, INC.                                        Maryland             52-0902287            8051
----------------------------------------------------------------------------------------------------------------
CHESAPEAKE MANOR, INC.                                     Maryland             52-0902288            8051
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF ANDERSON, LLC                             Delaware             39-1973297            8059
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF AUSTIN, LLC                               Delaware             39-1973318            8059
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF KENWOOD, LLC                              Delaware             39-1973322            8059
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF SAN ANTONIO, LLC                          Delaware             39-1973324             N/A
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF SUSQUEHANNA, LLC                          Delaware             39-1973366            8059
----------------------------------------------------------------------------------------------------------------
CLAIRE BRIDGE OF WARMINSTER, LLC                           Delaware             39-1973327            8059
----------------------------------------------------------------------------------------------------------------
COLEWOOD LIMITED PARTNERSHIP                               Maryland             52-1335634            8059
----------------------------------------------------------------------------------------------------------------
COLONIE ARDEN, LLC                                         Delaware             52-2130894            6531
----------------------------------------------------------------------------------------------------------------
CRESTVIEW HILLS ARDEN, LLC                                 Delaware             52-2092155            6531
----------------------------------------------------------------------------------------------------------------
DEKALB HEALTHCARE CORPORATION                              Delaware             37-1019112            8051
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
DEVON MANOR CORPORATION                                  Pennsylvania           23-2093337            8051
----------------------------------------------------------------------------------------------------------------
DISTCO, INC.                                               Maryland             52-0853907            6977
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED REHABILITATION SERVICES, INC.                  Michigan             38-2690352            8049
----------------------------------------------------------------------------------------------------------------
DONAHOE MANOR, INC.                                      Pennsylvania           25-1147049            8051
----------------------------------------------------------------------------------------------------------------
EAST MICHIGAN CARE CORPORATION                             Michigan             38-1747681            8051
----------------------------------------------------------------------------------------------------------------
EXECUTIVE ADVERTISING, INC.                                Maryland             52-0912751            8051
----------------------------------------------------------------------------------------------------------------
EYE-Q NETWORK, INC.                                          Ohio               34-1760305            8011
----------------------------------------------------------------------------------------------------------------
FIRST LOUISVILLE ARDEN, LLC                                Delaware             52-2092159            8059
----------------------------------------------------------------------------------------------------------------
FOUR SEASONS NURSING CENTERS, INC.                         Delaware             73-0783484            8051
----------------------------------------------------------------------------------------------------------------
FRESNO ARDEN, LLC                                          Delaware             52-2098630            6531
----------------------------------------------------------------------------------------------------------------
GENEVA ARDEN, LLC                                          Delaware             52-2124930             N/A
----------------------------------------------------------------------------------------------------------------
GEORGIAN BLOOMFIELD, INC.                                  Michigan             38-1982410            8051
----------------------------------------------------------------------------------------------------------------
GREENVIEW MANOR, INC.                                      Michigan             38-6062040            8051
----------------------------------------------------------------------------------------------------------------
HANOVER ARDEN, LLC                                         Delaware             52-2098633            8059
----------------------------------------------------------------------------------------------------------------
HCR HOME HEALTH CARE AND HOSPICE, INC.                       Ohio               34-1787978            6719
----------------------------------------------------------------------------------------------------------------
HCR HOSPITAL HOLDING COMPANY, INC.                          Nevada              92-2038485            6719
----------------------------------------------------------------------------------------------------------------
HCR HOSPITAL, LLC                                           Nevada              91-2039256            8062
----------------------------------------------------------------------------------------------------------------
HCR INFORMATION CORPORATION                                  Ohio               31-1494764            7338
----------------------------------------------------------------------------------------------------------------
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.             Florida             65-0666550            8011
----------------------------------------------------------------------------------------------------------------
HCR MANORCARE MESQUITE, L.P.                               Delaware             52-2229490            8062
----------------------------------------------------------------------------------------------------------------
HCR PHYSICIAN MANAGEMENT SERVICES, INC.                     Florida             58-2242001            8011
----------------------------------------------------------------------------------------------------------------
HCR REHABILITATION CORP.                                     Ohio               34-1720345            6719
----------------------------------------------------------------------------------------------------------------
HCRA OF TEXAS, INC.                                          Texas              74-2788668            8051
----------------------------------------------------------------------------------------------------------------
HCRC INC.                                                  Delaware             22-2784172            6719
----------------------------------------------------------------------------------------------------------------
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA            Ohio               34-4402510            8051
----------------------------------------------------------------------------------------------------------------
HEARTLAND CAREPARTNERS, INC.                                 Ohio               34-1838217             N/A
----------------------------------------------------------------------------------------------------------------
HEARTLAND EMPLOYMENT SERVICES, INC.                          Ohio               34-1903270            7363
----------------------------------------------------------------------------------------------------------------
HEARTLAND HOME CARE, INC.                                    Ohio               34-1787895            8082
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
HEARTLAND HOME HEALTH CARE SERVICES, INC.                    Ohio               34-1787967            8082
----------------------------------------------------------------------------------------------------------------
HEARTLAND HOSPICE SERVICES, INC.                             Ohio               34-1788398            8082
----------------------------------------------------------------------------------------------------------------
HEARTLAND INFORMATION SERVICES, INC. (fka
Heartland Medical Information Services, Inc.)                Ohio               31-1488831            7338
----------------------------------------------------------------------------------------------------------------
HEARTLAND MANAGEMENT SERVICES, INC.                          Ohio               34-1808700            8049
----------------------------------------------------------------------------------------------------------------
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.          Florida             59-2504386            8049
----------------------------------------------------------------------------------------------------------------
HEARTLAND REHABILITATION SERVICES, INC.                      Ohio               34-1280619            8049
----------------------------------------------------------------------------------------------------------------
HEARTLAND SERVICES CORP.                                     Ohio               34-1760503            5912
----------------------------------------------------------------------------------------------------------------
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL
THERAPY PROFESSIONAL ASSOCIATES, INC.                     New Jersey            22-2137595            8049
----------------------------------------------------------------------------------------------------------------
HGCC OF ALLENTOWN, INC.                                    Tennessee            23-2244532            8051
----------------------------------------------------------------------------------------------------------------
IN HOME HEALTH, INC.                                       Minnesota            41-1458213            8082
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL WASTES, INC.                                  Pennsylvania           25-1264509            4953
----------------------------------------------------------------------------------------------------------------
IONIA MANOR, INC.                                          Michigan             38-1749970            8051
----------------------------------------------------------------------------------------------------------------
JACKSONVILLE HEALTHCARE CORPORATION                        Delaware             37-1069936            8051
----------------------------------------------------------------------------------------------------------------
JEFFERSON ARDEN, LLC                                       Delaware             52-2111068             N/A
----------------------------------------------------------------------------------------------------------------
KENSINGTON MANOR, INC.                                      Florida             59-1289690            8051
----------------------------------------------------------------------------------------------------------------
KENWOOD ARDEN, LLC                                         Delaware             52-2116657             N/A
----------------------------------------------------------------------------------------------------------------
KNOLLVIEW MANOR, INC.                                      Michigan             38-1724149            8051
----------------------------------------------------------------------------------------------------------------
LEADER NURSING AND REHABILITATION CENTER OF
BETHEL PARK, INC.                                          Delaware             52-1462046            8051
----------------------------------------------------------------------------------------------------------------
LEADER NURSING AND REHABILITATION CENTER OF
GLOUCESTER, INC.                                           Maryland             52-1352949            8051
----------------------------------------------------------------------------------------------------------------
LEADER NURSING AND REHABILITATION CENTER OF SCOTT
TOWNSHIP, INC.                                             Delaware             52-1462056            8051
----------------------------------------------------------------------------------------------------------------
LEADER NURSING AND REHABILITATION CENTER OF
VIRGINIA INC.                                              Virginia             52-1363206            8051
----------------------------------------------------------------------------------------------------------------
LINCOLN HEALTH CARE, INC.                                    Ohio               34-1352822            8051
----------------------------------------------------------------------------------------------------------------
LIVONIA ARDEN, LLC                                         Delaware             52-2104704             N/A
----------------------------------------------------------------------------------------------------------------
MANOR CARE AVIATION, INC.                                  Delaware             52-1462072            4522
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF AKRON, INC.                                    Ohio               52-0970447            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF AMERICA, INC                                 Delaware             52-1200376            6519
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF ARIZONA, INC.                                Delaware             52-1751861            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF ARLINGTON, INC.                              Virginia             52-1067426            8051
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF BOCA RATON, INC.                              Florida             52-1297340            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF BOYNTON BEACH, INC.                           Florida             52-1288882            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF CANTON, INC.                                   Ohio               52-1019576            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF CENTERVILLE, INC                             Delaware             52-1933544            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF CHARLESTON, INC.                          South Carolina          52-1187059            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF CINCINNATI, INC.                               Ohio               52-0943592            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF COLUMBIA, INC.                            South Carolina          52-0940578            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF DARIEN, INC.                                Connecticut           52-1934884            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF DELAWARE COUNTY, INC.                        Delaware             52-1916053            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF DUNEDIN, INC.                                 Florida             52-1252397            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF FLORIDA, INC.                                 Florida             52-1479084            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF HINSDALE, INC.                               Illinois             52-0970446            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF KANSAS, INC.                                 Delaware             52-1462071            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF KINGSTON COURT, INC.                       Pennsylvania           52-1314648            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF LARGO, INC.                                  Maryland             52-1065213            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF LEXINGTON, INC.                           South Carolina          52-1048770            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF MEADOW PARK, INC.                           Washington            52-1339998            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF MIAMISBURG, INC                              Delaware             52-1708219            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF NORTH OLMSTED, INC.                            Ohio               52-0970448            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF PINEHURST, INC.                           North Carolina          52-1069744            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF PLANTATION, INC.                              Florida             52-1383874            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF ROLLING MEADOWS, INC.                        Illinois             52-1077856            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF ROSSVILLE, INC.                              Maryland             52-1077857            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF SARASOTA, INC.                                Florida             52-1252364            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF WILLOUGHBY, INC.                               Ohio               52-0970449            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF WILMINGTON, INC.                             Delaware             52-1252362            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF YORK (NORTH), INC.                         Pennsylvania           52-1314645            8051
----------------------------------------------------------------------------------------------------------------
MANOR CARE OF YORK (SOUTH), INC.                         Pennsylvania           52-1314644            8051
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
MANOR CARE PROPERTIES, INC.                                Delaware             52-2061834            8051
----------------------------------------------------------------------------------------------------------------
MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.           Delaware             52-2055100            8051
----------------------------------------------------------------------------------------------------------------
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY,
INC.                                                     Pennsylvania           52-2004471            8051
----------------------------------------------------------------------------------------------------------------
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.                Delaware             52-2002773            8051
----------------------------------------------------------------------------------------------------------------
MANORCARE HEALTH SERVICES, INC.                            Delaware             52-0886946            8051
----------------------------------------------------------------------------------------------------------------
MARINA VIEW MANOR, INC.                                    Wisconsin            39-1164707            8051
----------------------------------------------------------------------------------------------------------------
MEDI-SPEECH SERVICE, INC.                                  Michigan             38-2343280            8049
----------------------------------------------------------------------------------------------------------------
MEMPHIS ARDEN, LLC                                         Delaware             52-2098029             N/A
----------------------------------------------------------------------------------------------------------------
MESQUITE HOSPITAL, LLC                                     Delaware             52-2229486            8062
----------------------------------------------------------------------------------------------------------------
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.               New Jersey            22-2575292            8049
----------------------------------------------------------------------------------------------------------------
MILESTONE HEALTH SYSTEMS, INC.                               Texas              75-2245197            8062
----------------------------------------------------------------------------------------------------------------
MILESTONE HEALTHCARE, INC.                                 Delaware             75-2592398            8062
----------------------------------------------------------------------------------------------------------------
MILESTONE REHABILITATION SERVICES, INC.                      Texas              75-2190857            5049
----------------------------------------------------------------------------------------------------------------
MILESTONE STAFFING SERVICES, INC.                            Texas              74-2963093            7363
----------------------------------------------------------------------------------------------------------------
MILESTONE THERAPY SERVICES, INC.                             Texas              75-2406307            5049
----------------------------------------------------------------------------------------------------------------
MNR FINANCE CORP.                                          Delaware             51-0348281            6159
----------------------------------------------------------------------------------------------------------------
MRC REHABILITATION, INC.                                    Florida             59-3357644            8049
----------------------------------------------------------------------------------------------------------------
NAPA ARDEN, LLC                                            Delaware             52-2108866             N/A
----------------------------------------------------------------------------------------------------------------
NEW MANORCARE HEALTH SERVICES, INC.                        Delaware             52-2053999            8051
----------------------------------------------------------------------------------------------------------------
PEAK REHABILITATION, INC.                                  Delaware             52-1833202            8049
----------------------------------------------------------------------------------------------------------------
PERRYSBURG PHYSICAL THERAPY, INC                             Ohio               34-1363071            8049
----------------------------------------------------------------------------------------------------------------
PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.            Florida             59-3377552            8049
----------------------------------------------------------------------------------------------------------------
PNEUMATIC CONCRETE, INC.                                   Tennessee            62-0716951            1542
----------------------------------------------------------------------------------------------------------------
PORTFOLIO ONE, INC.                                       New Jersey            22-1604502            4953
----------------------------------------------------------------------------------------------------------------
REHABILITATION ADMINISTRATION CORPORATION                  Kentucky             61-1295825            8049
----------------------------------------------------------------------------------------------------------------
REHABILITATION ASSOCIATES, INC.                           New Jersey            22-3290567            8049
----------------------------------------------------------------------------------------------------------------
REHABILITATION SERVICES OF ROANOKE, INC.                   Virginia             54-0993013            8049
----------------------------------------------------------------------------------------------------------------
REINBOLT & BURKAM, INC.                                      Ohio               34-1479648            8049
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                     (PRIMARY
                                                        (STATE OR OTHER                              STANDARD
                                                        JURISDICTION OF                             INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR      (I.R.S. EMPLOYER     CLASSIFICATION
                   ITS CHARTER)                          ORGANIZATION)      IDENTIFICATION NO.)    CODE NUMBER)
----------------------------------------------------------------------------------------------------------------
RICHARDS HEALTHCARE, INC.                                    Texas              76-0339241            8049
----------------------------------------------------------------------------------------------------------------
RIDGEVIEW MANOR, INC.                                      Michigan             38-1734212            8051
----------------------------------------------------------------------------------------------------------------
ROANOKE ARDEN, LLC                                         Delaware             52-2104706             N/A
----------------------------------------------------------------------------------------------------------------
ROLAND PARK NURSING CENTER, INC.                           Maryland             52-1890169            8051
----------------------------------------------------------------------------------------------------------------
RVA MANAGEMENT SERVICES, INC.                                Ohio               34-1791517            8011
----------------------------------------------------------------------------------------------------------------
SAN ANTONIO ARDEN, LLC                                     Delaware             52-2106496            8059
----------------------------------------------------------------------------------------------------------------
SILVER SPRING - WHEATON NURSING HOME, INC.                 Maryland             53-0245649            8051
----------------------------------------------------------------------------------------------------------------
SILVER SPRING ARDEN, LLC                                   Delaware             52-2107728            6531
----------------------------------------------------------------------------------------------------------------
SPRINGHILL MANOR, INC.                                     Michigan             38-1890497            8051
----------------------------------------------------------------------------------------------------------------
STEWALL CORPORATION                                        Maryland             52-0798475            8051
----------------------------------------------------------------------------------------------------------------
STRATFORD MANOR, INC.                                      Virginia             52-0902020            8051
----------------------------------------------------------------------------------------------------------------
STUTEX CORP.                                                 Texas              52-0884091            8051
----------------------------------------------------------------------------------------------------------------
SUN VALLEY MANOR, INC.                                     Michigan             38-1798425            8051
----------------------------------------------------------------------------------------------------------------
SUSQUEHANNA ARDEN LLC                                      Delaware             52-2124933             N/A
----------------------------------------------------------------------------------------------------------------
TAMPA ARDEN, LLC                                           Delaware             52-2113270             N/A
----------------------------------------------------------------------------------------------------------------
THE NIGHTINGALE NURSING HOME, INC.                       Pennsylvania           23-1719762            8051
----------------------------------------------------------------------------------------------------------------
THERAPY ASSOCIATES, INC.                                   Virginia             54-1234646            8051
----------------------------------------------------------------------------------------------------------------
THERASPORT PHYSICAL THERAPY, INC.                          Michigan             38-3324355            8049
----------------------------------------------------------------------------------------------------------------
THREE RIVERS MANOR, INC.                                   Michigan             38-2479940            8051
----------------------------------------------------------------------------------------------------------------
TOTALCARE CLINICAL LABORATORIES, INC.                      Delaware             52-1740933            8071
----------------------------------------------------------------------------------------------------------------
TUSCAWILLA ARDEN, LLC                                      Delaware             52-2092162             N/A
----------------------------------------------------------------------------------------------------------------
WALL ARDEN, LLC                                            Delaware             52-2098990            6531
----------------------------------------------------------------------------------------------------------------
WARMINSTER ARDEN LLC                                       Delaware             52-2124931             N/A
----------------------------------------------------------------------------------------------------------------
WASHTENAW HILLS MANOR, INC.                                Michigan             38-2686882            8051
----------------------------------------------------------------------------------------------------------------
WHITEHALL MANOR, INC.                                      Michigan             38-2189772            8051
----------------------------------------------------------------------------------------------------------------
WILLIAMS VILLE ARDEN, LLC                                  Delaware             52-2107735            6531
--------------------------------------------------- ------------------------ -------------------- --------------

                                     GENERAL

1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency, Washington, D.C.
                           The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  National City Bank is authorized to exercise corporate trust powers.

2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

                  NONE

16.      List of exhibits

          (1)     A copy of the Articles of Association of the Trustee.

                  Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which Articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

                  Incorporated herein by reference is an amendment to the Articles of Association of National City Bank, which amendment was included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in April 1996 (File No. 333-02761)

         (2) A copy of the certificate of authority of the Trustee to commence business:

                  (a) a copy of the certificate of NCB National Bank to commence business.

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

                  (b) a copy of the approval of the merger of The National City Bank of Cleveland into NCB National Bank under the charter of NCB National Bank and under the title "National City Bank."

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (3) A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (4)      A copy of existing By-Laws of the Trustee.

                  Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

         (5)      Not applicable.

         (6)      Consent of the United States Institutional Trustee required by
                  Section 321(b) of the Act.

                  Attached hereto as Exhibit 6 is the Consent of the Trustee in accordance with Section 321 (b) of the Trust Indenture Act of 1939 as amended.

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

         (8)      Not applicable.

         (9)      Not applicable.

                                      NOTES

         IN ANSWERING ANY ITEM OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITH THE KNOWLEDGE OF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR, THE TRUSTEE HAS RELIED UPON THE INFORMATION FURNISHED TO IT BY THE OBLIGOR AND THE UNDERWRITERS, AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

         THE ANSWER FURNISHED TO ITEM 2. OF THIS STATEMENT WILL BE AMENDED, IF NECESSARY, TO REFLECT ANY FACTS WHICH DIFFER FROM THOSE STATED AND WHICH WOULD HAVE BEEN REQUIRED TO BE STATED IF KNOWN AT THE DATE HEREOF.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 13th day of May, 2003.

                                                    NATIONAL CITY BANK

                                                    By:/s/ James E. Schultz
                                                       -----------------------
                                                           James E. Schultz
                                                           Vice President

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.

                                                    NATIONAL CITY BANK

                                                    By /s/  James E. Schultz
                                                       ---------------------
                                                            James E. Schultz
                                                            Vice President

                               REPORT OF CONDITION

                               NATIONAL CITY BANK
                  (Including Domestic and Foreign Subsidiaries)
        In the State of Ohio, at the close of business on March 31, 2003

                                    ASSETS
                                                                                                 (In Thousands)
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.........................                    $ 1,812,822
     Interest-bearing balances..................................................                            850
Securities:
     Held-to-maturity securities................................................                              0
     Available-for-sale securities..............................................                      3,201,047
Federal funds sold and securities purchased under agreements to resell..........                        410,825
               Federal funds sold in domestic offices
               Securities purchased under agreements to resell..................                        299,190
Loans and lease financing receivables:
     Loans and leases held for sale.............................................                         14,940
     Loans and leases, net of unearned income...................................    $34,807,835
     Less: Allowance for loan and lease losses..................................        562,179
     Loans and leases, net of unearned income and allowance.....................                     34,245,656
Assets held in trading accounts.................................................                        308,593
Premises and fixed assets (including capitalized leases)........................                        415,909
Other real estate owned.........................................................                          7,863
Investments in unconsolidated subsidiaries and associated companies.............                              0
Customers' liability to this bank on acceptances outstanding....................                         22,398
Intangible assets...............................................................                        106,363
Other assets....................................................................                      2,961,599
  TOTAL ASSETS..................................................................                    $43,808,055

                                  LIABILITIES

Deposits:
     In domestic offices........................................................                    $22,350,796
          Non-interest bearing..................................................    $ 4,688,998
          Interest-bearing......................................................     17,661,798
     In foreign offices, Edge and Agreement subsidiaries, and IBFs..............                      1,076,854
          Interest-bearing......................................................      1,076,854
Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices................................                      4,841,198
     Securities sold under agreements to repurchase.............................                      1,292,747
Demand notes issued to the U.S. Treasury........................................                              0
Trading Liabilities.............................................................                         10,056
Other borrowed money............................................................                      7,578,639
Bank's liability on acceptances executed and outstanding........................                         22,398
Subordinated notes and debentures...............................................                      1,357,159
Other liabilities...............................................................                      2,267,106
     TOTAL LIABILITIES..........................................................                     40,796,953

                                  EQUITY CAPITAL

Common Stock....................................................................                          7,311
Surplus.........................................................................                        588,618
Retained Earnings...............................................................                      2,442,029
Accumulated other comprehensive income..........................................                        (26,856)
     TOTAL EQUITY CAPITAL.......................................................                      3,011,102
     TOTAL LIABILITIES AND EQUITY CAPITAL.......................................                    $43,808,055
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